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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-52444) of TravelCenters of America, Inc. of our report dated March 7, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
March 26, 2003